Offerings - Offering: 1	Dec. 16, 2025 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	Debt Securities
Amount Registered | shares	4,974
Proposed Maximum Offering Price per Unit	1,000.00
Maximum Aggregate Offering Price	$ 4,974,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 686.91
Offering Note	Fee per Rule 457(r)